UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2007
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sale of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index to Current Report on Form 8-K
EX-4.1 Indenture amoung the Company and The Bank of New York, dated as of November 16, 2007
EX-4.2 Form of Warrant
EX-4.3 Amended and Restated Registration Rights Agreement, dated November 16, 2007
EX-4.4 Pledge and Security Agreement, dated November 16, 2007

Item 1.01	Entry into a Material Definitive Agreement.
On November 9, 2007, Molecular Insight Pharmaceuticals, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) pursuant to which the Company agreed to sell $150,000,000 in senior secured floating rate bonds due 2012 (“Bonds”) and warrants to purchase 6,021,247 shares of common stock of the Company (“Warrants”) to the initial purchasers listed therein (the “Initial Purchasers”). The Initial Purchasers paid an aggregate purchase price of $150,000,000 for the Bonds and Warrants.
The closing of the sale of the Bonds and Warrants occurred on November 16, 2007. The Bonds and Warrants were offered and sold only to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Bonds and Warrants have not been registered under the Securities Act and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.
The Bonds are governed by an Indenture (the “Indenture”), dated as of November 16, 2007, between the Company and The Bank of New York Trust Company, N.A. as trustee and collateral agent. A copy of the Indenture, including the form of Bond, is attached hereto as Exhibit 4.1 and each is incorporated herein by reference. A copy of the form of Warrant is attached hereto as Exhibit 4.2 and is incorporated herein by reference.
The Bonds have a five-year maturity date and bear a coupon equivalent to the LIBOR (London Bank Inter-Bank Offer Rate) plus eight percent, as determined on a quarterly basis. The Warrants have an exercise price of $5.87, being the bid price of the Company’s common stock as of the close of trading on November 8, 2007. The Warrants may be exercised at anytime on or after the date of issuance and through and including the date that is five years from the date of issuance. The Bonds are redeemable by the Company, at its option, beginning November 16, 2008. Upon certain events of default, there are mandatory redemption provisions which could accelerate the maturity of the bonds, subject to certain cure periods.
In connection with the sale of the Bonds and the Warrants, the Company, entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), dated as of November 16, 2007 with the initial purchasers of the Bonds and Warrants and certain former holders of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of the Company, and certain former holders of convertible promissory notes in the Company. Under the Registration Rights Agreement, the Company provides such parties with certain demand registration rights, S-3 registration rights and piggy-back registration rights. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference.
In connection with the sale of the Bonds and the Warrants, the Company entered into a Pledge and Security Agreement (the “Pledge and Security Agreement”) with The Bank of New York Trust Company, N.A. as collateral agent (the “Collateral Agent”) dated as of November 16, 2007. Pursuant to the Pledge and Security Agreement, the Company and its subsidiaries that are a party to such agreement from time to time agree to pledge their rights to certain collateral to the Collateral Agent as security for the obligations of the Company under the above described financing. A copy of the Pledge and Security Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference.
The descriptions in this report of the Indenture, form of Bond, form of Warrant, Registration Rights Agreement, and Pledge and Security Agreement are summaries only and are qualified in their entirety by the terms of such documents.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities
The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are furnished pursuant to Items 1.01, 2.03 and 3.02:
4.1	Indenture among the Company and The Bank of New York Trust Company, N.A. as trustee and collateral agent dated as of November 16, 2007, and Form of Bond*

4.2	Form of Warrant

4.3	Amended and Restated Registration Rights Agreement by and among the Company and the other parties thereto dated as of November 16, 2007

4.4	Pledge and Security Agreement among The Bank of New York Trust Company, N.A. as collateral agent and the entities listed on Schedule A thereto dated as of November 16, 2007

*	Portions of this exhibit have been omitted and filed separately with the secretary of the Securities and Exchange Commission pursuant to a confidential treatment request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 16th day of November, 2007.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

By:	/s/ David S. Barlow
Name: David S. Barlow
Title: Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number	Description

4.1	Indenture among the Company and The Bank of New York Trust Company, N.A. as trustee and collateral agent dated as of November 16, 2007, and Form of Bond*

4.2	Form of Warrant

4.3	Amended and Restated Registration Rights Agreement by and among the Company and the other parties thereto dated as of November 16, 2007

4.4	Pledge and Security Agreement among The Bank of New York Trust Company, N.A. as collateral agent and the entities listed on Schedule A thereto dated as of November 16, 2007

*	Portions of this exhibit have been omitted and filed separately with the secretary of the Securities and Exchange Commission pursuant to a confidential treatment request.